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                                                                 EXHIBIT 99(a)

                               [CMS ENERGY LOGO]

                         35TH EEI FINANCIAL CONFERENCE
                                OCTOBER 31, 2000

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                                                               [CMS ENERGY LOGO]

INVESTMENT CONSIDERATIONS

-    LEADING REGIONAL DIVERSIFIED ENERGY COMPANY

-    SUBSTANTIAL BASE OF STRATEGICALLY LOCATED U.S. ASSETS IN CENTRAL STATES
     CORRIDOR

- ELECTRIC RESTRUCTURING COMPLETED WITH FULL RECOVERY OF STRANDED COSTS, SECURITIZATION AND NO DIVESTITURE

-    INTERNATIONAL PROGRAM FOCUSED ON SELECT HIGH GROWTH MARKETS

-    CONTINUING STEPS TO IMPROVE CREDIT PROFILE AND MAXIMIZE SHAREHOLDER VALUE

     --   Ongoing asset portfolio management program

     --   Improving balance sheet through sales of common stock

-    EPS GROWTH TARGET OF 10% PER YEAR


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                                                               [CMS ENERGY LOGO]

COMPANY OVERVIEW*

         -  TOTAL ASSETS $14.0 BILLION       -  TOTAL PTOI $1.0 BILLION

       Utility              Pipeline/Midstream        Diversified Energy

 - ASSETS $6.5 B            - ASSETS $3.6 B            - ASSETS $3.9 B
 - PTOI $500 MM             - PTOI $210 MM             - PTOI $290 MM


    CONSUMERS ELECTRIC       GAS TRANSMISSION            INDEPENDENT
                                                       POWER PRODUCTION

    CONSUMERS GAS               PANHANDLE                  OIL & GAS
                                                     EXPLORATION & PRODUCTION

                              FIELD SERVICES
                                                    ENERGY MARKETING, SERVICES
                                                            & TRADING

                                                          INTERNATIONAL
    *ESTIMATED FOR YEAR END 2000                      ENERGY DISTRIBUTION



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                                                               [CMS ENERGY LOGO]

KEY STRENGTHS

   3.2 MILLION U.S. ELECTRIC AND GAS UTILITY CUSTOMERS

 + (10,800 MW NET GENERATION; 1,600 MW PROJECT PIPELINE)
  + (10,000 MILES INTERSTATE GAS PIPELINE; 220 BCF STORAGE)
   + (LARGEST OPERATING U.S. LNG FACILITY)
    + (E&P -1,490 BCFE RESERVES; 73 BCFE PRODUCTION)
     + (TRADING AND MARKETING)
      + (STRONG FOCUSED INTERNATIONAL PRESENCE)
       + (SIGNIFICANT EMPLOYEE STOCK OWNERSHIP)



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                                                               [CMS ENERGY LOGO]


STRATEGY FOR THE FUTURE

- PRIMARY FOCUS IS BUILDING REGIONAL INTEGRATED ENERGY BUSINESSES IN THE U.S. AND SELECT WORLD GROWTH MARKETS WHERE CMS HAS BEEN SUCCESSFUL AND CURRENTLY HAS A SIGNIFICANT COMPETITIVE POSITION
     --   More geographic focus
     --   Limited merchant power risk
     --   More disciplined investment process
     --   Divestment of assets outside focus areas
-    STRONG EMPHASIS ON IMPROVING ROAS
     --   Efficiency improvements
     --   Higher asset utilization from marketing business
-    EXECUTION OF:
     --   Asset portfolio management program
     --   Credit enhancement activities

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                                                               [CMS ENERGY LOGO]


U.S. ENERGY STATUS

-    STRONG ENERGY COMMODITY PRICING

-    THIN ELECTRIC RESERVE MARGINS AND GAS SUPPLY

-    LIMITED INTERSTATE ELECTRIC TRANSMISSION CAPABILITY

-    INCREASING DEMAND FOR FIRM PIPELINE TRANSPORTATION CONTRACTS



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                                                               [CMS ENERGY LOGO]

 U.S. ENERGY ASSETS


                                     [MAP]


CMS IS PURSUING A GAS DRIVEN INTEGRATED VALUE CHAIN STRATEGY FOCUSED ON EXTRACTING MAXIMUM VALUE FROM ITS EXISTING AND EXPANDED ASSET BASE

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                                                               [CMS ENERGY LOGO]


U.S. GROWTH STRATEGIES

- EFFECTIVELY IMPLEMENT MICHIGAN ELECTRIC UTILITY RESTRUCTURING LEGISLATION AND GAS UTILITY CUSTOMER CHOICE PROGRAM
-    LEVERAGE GAS PIPELINE BUSINESS FOR GROWTH OPPORTUNITIES ACROSS CMS
     BUSINESSES
- AGGRESSIVELY DEVELOP WEST TEXAS AND POWDER RIVER GAS RESERVES IN HIGHER GAS PRICE ENVIRONMENT
-    EXPAND RANGE OF CUSTOMER-RELATED SERVICES
     --   Leverage 3.2 million customer base into new business opportunities
- GROW MARKETING, SERVICES AND TRADING ACTIVITIES TO OPTIMIZE AND LEVERAGE U.S. GAS AND ELECTRIC ASSETS



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                                                               [CMS ENERGY LOGO]


EFFECTIVELY IMPLEMENT MICHIGAN
ELECTRIC RESTRUCTURING LEGISLATION

-    MANAGE COSTS AND RISKS DURING RATE FREEZE/CAP PERIOD

     --   5% residential rate reduction implemented June 2000

     --   Rate freeze through 2003; residential rate cap through 2005

-    COLLECT FULL RECOVERY OF STRANDED COSTS

-    SECURITIZE $469 MILLION OF QUALIFIED COSTS

     --   MPSC Order received October 24, 2000

     --   Provides offset to residential rate reduction on a prospective basis

-    IMPLEMENT CUSTOMER CHOICE SMOOTHLY

     --   Full customer choice in 2002

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                                                               [CMS ENERGY LOGO]


EXPANDED GAS CUSTOMER CHOICE PROGRAM

-   MPSC ORDERS ISSUED OCTOBER 13 AND 24
     --   Phase-in of customer choice
          ---  600,000 customers eligible beginning April 1, 2001
          ---  900,000 customers eligible by April 1, 2002
          ---  All customers eligible beginning April 1, 2003
     --   Gas cost recovery returns to regulated pass-through of commodity costs
     --   Forum to review further service unbundling
-    APPROVAL GRANTED FOR REQUESTED BASE GAS ACCOUNTING RECLASSIFICATION
     --   Mitigates effect of higher gas commodity prices
     -- Eliminates need to recognize any further losses related to gas commodity cost under-recoveries

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                                                               [CMS ENERGY LOGO]

LEVERAGE GAS PIPELINE -
NEW GENERATION MARKETS

--  4,260 MW (630 MMcf/d or 11%) of
    power plant load already committed to
    Panhandle and Trunkline as of June 2000

                                                                [MAP]
--  Continue to expand CMS IPP business in
    selected markets in the Central Corridor

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                                                               [CMS ENERGY LOGO]

LEVERAGE GAS PIPELINE -
MIDWEST MARKET EXPANSION

Guardian Pipeline                [MAP]

--  Wisconsin Gas has signed a
    10-year, 650MMcf/d contract           Centennial Pipeline

--  Continue to market capacity           -- Convert 720-miles of
                                             Trunkline to a refined
--  Favorable FERC preliminary               petroleum products
    decision-certificate                     pipeline extending from
    expected by January 2001                 the U.S. Gulf Coast to
                                             Illinois
--  In-Service-November 2002
                                          -- Build 70-mile connection
                                             from Beaumont, Texas to Longville,
                                             Louisiana

                                          -- Develop two million barrel
                                             storage terminal in Illinois

                                          -- FERC proceedings on course for
                                             January 2002 operation


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                                                               [CMS ENERGY LOGO]

LEVERAGE GAS PIPELINE -
ACCESSING NEW LNG SOURCES

-- At forecasted U.S. gas prices, LNG imports will increase into U.S.

--   Planned Atlantic Basin liquefaction projects            [GRAPH]
     provide adequate LNG supply

-- Lake Charles provides valuable gateway for long-term LNG imports


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                                                               [CMS ENERGY LOGO]

LEVERAGE GAS PIPELINE -
ACCESSING NEW SUPPLY SOURCES

--   Strategic offshore pipeline
     systems in the Gulf of Mexico

--   900 Miles of gas and condensate                 [MAP]
     pipelines

--   Combined capacity 2.5 Bcf/d

--   Access to new supply sources

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                                                               [CMS ENERGY LOGO]

AGGRESSIVELY DEVELOP U.S. GAS RESERVES


                                         Wyoming -Powder River
-- MAXIMIZE CMS                          Basin (51% W.I.)
   RESOURCES VIA
   EXPLORATION AND                       --  Drilled 137 wells in 1999;
   PRODUCTION,           [MAP]               530 wells in 2000
   INFRASTRUCTURE
   DEVELOPMENT                           --  Potential net reserves of
   AND MARKETING                             67 Bcf
   OPPORTUNITIES
                                         --  Increase annual net gas
                                             production from less than
                                             1 Bcf in 1999 to 1.6 Bcf in 2000

                                         --  Increase throughput on Fort
                                             Union and Bighorn gas
                                             gathering pipelines

WEST TEXAS-DEVONIAN AND SPRABERRY (90%-100% W.I.)

--  Secured additional 37,000 undeveloped leasehold acres

--  Potential net reserves of 600 Bcf

--  Drilled 15 wells in 1999; 37 wells in 2000

-- Increase annual net production from less than 1 Bcf of gas and 47 MBbl of oil in 1999 to 4 Bcf and 340 MBbl in 2000

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                                                               [CMS ENERGY LOGO]

INTERNATIONAL GROWTH - EXPLOIT SOUTH
AMERICAN OIL RESERVES


COLOMBIA-ABANICO FIELD                            [MAP]
(100% W.I.)

-- First two wells tested at a
   combined rate of 581 Bopd,
   currently completing third well

-- Gross reserve estimates range from
   10 to 50 MMBbl
                                          VENEZUELA-LAPALMA FIELD
-- Waiting on governmental permits to     (43.75% W. I.)
   begin production
                                          -- First two wells producing at a
                                             combined rate of 3,887 Bopd

                                          -- Gross reserve estimates range from
                                             40 to 150 MMBbl

                                          -- Presently shooting 3-D seismic to
                                             define development drilling program





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                                                               [CMS ENERGY LOGO]
INTERNATIONAL GROWTH - MIDDLE EAST STRATEGY


--  Build off Jorf Lasfar
    and Al Taweelah success
    by focusing on power generation                [MAP]
    and desalination as market entry
    platform in Gulf region
    privatizations


                                -  826 Net MW in operation
                                -  163 Net MW under construction
                                -  50 MIGD water desalination under development

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                                                               [CMS ENERGY LOGO]

INTERNATIONAL GROWTH - INDIA STRATEGY

--  Develop gas
    infrastructure in
    Southeast India to
    support generation
    asset growth
                                               [MAP]
- 157 Net MW in operation
- 125 Net MW under construction
- 490 Net MW and 2.5 million
  tonne/year LNG under development


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                                                               [CMS ENERGY LOGO]

STRONG BUSINESS AND FINANCIAL PROFILE


--  CMS ENERGY IS COMPOSED OF SOLID, GROWING AND PROFITABLE BUSINESSES

    - OPERATIONAL GROWTH ACROSS THE VALUE CHAIN

    - REVENUE GROWTH

    - STRONG CASH FLOW

    - IMPROVING CREDIT PROFILE

    - SIGNIFICANT POST 2000 EARNINGS GROWTH POTENTIAL

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                                                               [CMS ENERGY LOGO]

CONTINUE ASSET PORTFOLIO MANAGEMENT PROGRAM


                                                       Cash              Add'l Debt
                                                     Proceeds           Reduction(*)          Total
                                                   -----------         --------------       ----------
Completed/Announced Sales

Bighorn Gathering System                               $ 65
CFLCL Brazil Distribution                               143
Northern Michigan Oil & Gas                             164
New Jersey Power Plant, Securities Sold and Other       203                   182
Ecuador Oil & Gas                                        96
-------------------------------------------------------------------------------------------------------
Total Completed/Announced                              $671                  $182             $853
-------------------------------------------------------------------------------------------------------

Likely New Sales

Additional Assets in
Australia, Jamaica, Philippines
and Other Areas
-------------------------------------------------------------------------------------------------------
Total Additional/New Sales                             $347                  $200             $547
-------------------------------------------------------------------------------------------------------
Total Asset Sales                                    $1,018                  $382           $1,400
-------------------------------------------------------------------------------------------------------
Identified Alternative Assets                          $500
-------------------------------------------------------------------------------------------------------


* Project debt consolidated on CMS balance sheet

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                                                               [CMS ENERGY LOGO]

IMPROVING CREDIT PROFILE -
COMMON STOCK ISSUANCE

-- CMS ENERGY COMMON STOCK OFFERING ON OCTOBER 17 OF 11 MILLION SHARES (APPROXIMATELY $305 MILLION)
     -    Proceeds used to reduce debt

--   IPO OF CMS OIL & Gas will raise approximately $500 million
     -    Favorable environment to monetize ownership
     -    Sale of up to 50%
     -    Proceeds will be used to reduce debt
     -    Expect to complete in Q1 2001

--   EQUITY OFFERINGS SIGNIFICANTLY IMPROVE CMS ENERGY CREDIT PROFILE
     -    EBITDA/Interest coverage of approximately 3.3x in 2001
     -    Net Debt/Total Capitalization of approximately 63% in 2001

--   LIMITED EXECUTION RISK
     -    No MPSC or FERC approval necessary

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                                                               [CMS ENERGY LOGO]



Major Drivers For Earnings Growth

  --   Divestiture of non-performing assets

  --   Five major new power plants in next 24 months

  -- New oil and gas production in Texas, Wyoming, S. America, W. Africa with improved pricing

  --   Growth in LNG cargoes and margins

  --   New gathering, storage and pipeline volumes and margins

  --   Expanded marketing activity to optimize value of U.S. asset base

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                                                               [CMS ENERGY LOGO]

              2000E                                        2005E
              -----                                        -----
UTILITY                               49%       UTILITY                                 39%
DIVERSIFIED ENERGY - DOMESTIC         19%       DIVERSIFIED ENERGY - DOMESTIC           20%
PIPELINE/MIDSTREAM                    21%       PIPELINE/MIDSTREAM                      24%
DIVERSIFIED ENERGY - INTERNATIONAL    11%       DIVERSIFIED ENERGY - INTERNATIONAL      17%

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                                                               [CMS ENERGY LOGO]

INVESTMENT CONSIDERATIONS

  --   Leading regional diversified energy company

  -- Substantial base of strategically located U.S. assets in Central states corridor

  -- Electric restructuring completed with full recovery of stranded costs, securitization and no divestiture

  --   International program focused on select high growth markets

  -- Continuing steps to improve credit profile and maximize shareholder value

       - Ongoing asset portfolio management program

       - Improving balance sheet through sales of common stock

  --   EPS growth target of 10% per year


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This document contains "forward-looking statements" within the meaning of the safe-harbor provisions of the federal securities laws. These forward-looking statements are subject to various factors which could cause our actual results to differ materially from those anticipated in such statements. Please refer to the various assumptions, risks and uncertainties discussed in our SEC filings. The Company undertakes no obligation to update or revise any forward-looking statements.


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                                                               [CMS ENERGY LOGO]



   MAJOR NEW INVESTMENTS/DEVELOPMENT PROJECTS

                                                        Est. Total        CMS         Acquisition/
------------------------------------------------------- Project Cost    Ownership      In-Service
             Project                 Country               $MM             %            Date
             -------                 -------            ------------    ---------     ------------
Sea Robin Pipeline                  United States            72            100%          1Q00
   1 Bef/d
Takoradi T2 (Stage 1)               Ghana                    58             90%          1Q00
   112 MW gas
Jorf Lasfar II                      Morocco                 375             50%          2Q00
   348 MW coal
TGM Pipeline                        Brazil                  150             20%          2Q00
   425 MMcf/d
Big Horn Pipeline Extension         United States            19             51%          2Q00
   33 miles: 225 MMcf/d
Al Taweelah A2                      UAE                     414             40%          3Q00
   370 MW gas
Takoradi T2 (Stage 2a)              Ghana                    58             90%          3Q00
   112 MW gas
Jorf Lasfar II                      Morocco                 375             50%          4Q00
   348 MW coal
Big Horn Pipeline Extension         United States            NA             51%          4Q00
   55 miles; 225 Mcf/d


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                                                               [CMS ENERGY LOGO]

   MAJOR NEW INVESTMENTS/DEVELOPMENT PROJECTS (cont'd)


                                                         Est. Total       CMS          Acquisition/
                                                        Project Cost    Ownership      In-Service
      Project                              Country         $MM             %              Date
      -------                           -------------   ------------    ---------      ------------
Dearborn Industrial Generation III      United States       335         100%            2001
   550 MW gas
AMPCO Methanol                          Equatorial
   2.500 metric tons/day                Guinea              400          54%            2001

Al Taweelah A2                          United Arab
   407 MW gas and                       Emirates            326          40%            2001
   50 MMIG/d water


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                                                               [CMS ENERGY LOGO]

   MAJOR NEW INVESTMENTS/DEVELOPMENT PROJECTS (cont'd)




                                                    Est. Total        CMS         Acquisition/
---------------------------------------------------Project Cost     Ownership      In-Service
          Project                Country               $MM             %              Date
          -------                -------           ------------     ---------     ------------
Centennial Pipeline             United States           NA              33%         2002
    800 miles;
2 MMBbl storage terminal
Guardian Pipeline               United States           230             33%         2002
    750 MMcf/day
Neyveli
    250 MW coal                 India                   325             50%         2002

TakoradiT2 (Stage 2b)
   112 MW gas                   Ghana                    78             90%         2003
TIDCO
   1,886 MW LNG
   2.5 MM tonnes/year LNG       India                 1,500             26%         2003

                                                        Total:    $4.8 Billion
                                            Net CMS Ownership:    $2.2 Billion


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